Universal Technical Institute Reports Fiscal Year 2018 Second Quarter Results
- Reaffirms Guidance for 2018 Start Growth -
- On Track for Bloomfield Campus to Open in Fall 2018 -

SCOTTSDALE, ARIZ. - May 3, 2018 - Universal Technical Institute, Inc. (NYSE: UTI), the leading provider of transportation technician training, reported financial results for the fiscal 2018 second quarter ended March 31, 2018.

Kim McWaters, UTI’s President and Chief Executive Officer, stated, “In the second quarter of 2018, we demonstrated good traction on leading indicators for our business, as we generated a greater number of higher converting inquiries and increased enrollment applications by seven percent as compared to 2017. We are now in the initial implementation phases of the Transformation Plan announced in March and expect to see a positive impact on our operational results starting in the fourth quarter. We remain on track to open our third metro campus in Bloomfield, NJ, and community, employer and prospective student response has been overwhelmingly positive. Both the Transformation Plan and our new campus represent significant investment in the long-term profitable growth of UTI, with positive financial benefits beginning in fiscal 2019.”

Financial Results for the Three-Month Period Ended March 31: 2018 Compared to 2017

•
Revenues for the quarter were $80.7 million, compared to $82.5 million for the prior year period. The year-over-year revenue variance was primarily attributable to a 4.4% decrease in UTI’s average student population.

•
Operating expenses for the quarter were $89.5 million, compared to $81.8 million for the prior year period. The increase was primarily attributable to planned increases in compensation costs, which were largely a result of our graduate-based compensation program for our admissions representatives, contract services, and advertising expense; these increases were all aligned with our previously announced strategic growth transformation.

•	Operating loss for the quarter was $8.8 million compared to operating income of $0.7 million for the prior year period.

•	Net loss for the quarter was $8.8 million, compared to $1.7 million for the prior year period.

•	Loss available for distribution to common shareholders was $10.1 million, or $0.40 per diluted share, compared to $3.0 million, or $0.12 per diluted share for the prior year period.

•
Earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the three months ended March 31, 2018 was $(4.0) million, compared to $5.6 million for the prior year period. (See “Use of Non-GAAP Financial Information” below.)

Financial Results for the Six-Month Period Ended March 31: 2018 Compared to 2017

•	Revenues were $161.8 million, compared to $166.7 million for the prior year period. The year-over-year revenue variance was attributable to a 5.2% decrease in UTI’s average student population.

•
Operating expenses were $174.2 million, compared to $164.6 million for the prior year period. The increase was primarily attributable to planned increases in contract services, advertising, graduate based admissions compensation, and professional accounting service expenses.

•	Operating loss was $12.4 million compared to operating income of $2.1 million for the prior year period.

•
Income tax benefit was $2.9 million, compared to an income tax expense of $4.8 million for the prior year period. The current period benefit was primarily a result of the Tax Cuts and Jobs Act, which was enacted in December 2017, as well as the loss before taxes during the quarter.

•	Net loss was $10.0 million, compared to $3.5 million for the prior year period.

•	Loss available for distribution to common shareholders was $12.6 million, or $0.50 per diluted share, compared to $6.1 million, or $0.25 per diluted share for the prior year period.

•
Earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the six months ended March 31, 2018 was $(3.2) million, compared to $11.9 million for the prior year period. (See “Use of Non-GAAP Financial Information” below.)

•	Our early adoption of the new accounting standard on revenue recognition resulted in a non-cash increase to equity of approximately $37.2 million as of October 1, 2017.

Student Metrics

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
Total starts	1,819	1,869	3,135	3,249
Average undergraduate full-time student enrollment	10,394	10,876	10,823	11,420
End of period undergraduate full-time student enrollment	10,005	10,261	10,005	10,261

Fiscal 2018 Outlook

•	Student starts are still expected to grow in the low-single digits.

•	Average student population is still expected to be down in the mid-single digits.

•	Revenue is still expected to range between $310 million and $320 million.

•	Operating expenses are still expected to range between $348 million and $353 million.

•	An operating loss is still expected between $28 million and $33 million.

•	EBITDA is still expected to be negative.

•	Capital expenditures are still expected to be between $24 million and $25 million.
Conference Call
Management will hold a conference call to discuss the 2018 second quarter results on Thursday, May 3rd at 1:30 p.m. PST (4:30 p.m. EST). This call can be accessed by dialing 412-317-6790 or 844-881-0138. Investors are invited to listen to the call live at http://uti.investorroom.com/. Please access the website at least 10 minutes early to register, download and install any necessary audio software. A replay of the call will be available on the Investor Relations section of UTI's website for 60 days or the replay can be accessed through May 15, 2018 by dialing 412-317-0088 or 877-344-7529 and entering pass code 10119697.

Use of Non-GAAP Financial Information
This press release and the related conference call contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors, these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and helps to identify underlying trends. Additionally, such measures help compare the Company's performance on a consistent basis across time periods. Management also utilizes EBITDA as a performance measure internally. To obtain a complete understanding of the Company's performance these measures should be examined in connection with net income (loss), determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered an alternative to net income as a measure of the Company's operating performance or profitability. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures are included below.

Safe Harbor Statement
All statements contained herein, other than statements of historical fact, are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon management's current expectations and are subject to a number of uncertainties that could cause actual performance and results to differ materially from the results discussed in the forward-looking statements. Factors that could affect the Company's actual results include, among other things, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or expanding campuses, potential increased competition, changes in demand for the programs offered by UTI, increased investment in management and capital resources, the effectiveness of the recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic conditions of the Company and other risks that are described from time to time in the Company's public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the Company's filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this press release. Except as required by law, the Company expressly disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

About Universal Technical Institute, Inc.
With more than 200,000 graduates in its 52-year history, Universal Technical Institute, Inc. (NYSE: UTI) is the nation’s leading provider of technical training for automotive, diesel, collision repair, motorcycle and marine technicians, and offers welding technology and computer numerical control (CNC) machining programs. The company has built partnerships with industry leaders, outfits its state-of-the-industry facilities with current technology, and delivers training that is aligned with employer needs. Through its network of 12 campuses nationwide, UTI offers post-secondary programs under the banner of several well-known brands, including Universal Technical Institute (UTI), Motorcycle Mechanics Institute and Marine Mechanics Institute (MMI) and NASCAR Technical Institute (NASCAR Tech). The company is headquartered in Scottsdale, Arizona. For more information, visit uti.edu.

Company Contact:
Bryce Peterson
Chief Financial Officer
Universal Technical Institute, Inc.
(623) 445-0993

Investor Relations Contact:
Kirsten Chapman
LHA Investor Relations
(415) 433-3777
UTI@lhai.com

(Tables Follow)

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(UNAUDITED)

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
	(In thousands, except per share amounts)
Revenues	$80,663	$82,497	$161,819	$166,676
Operating expenses:
Educational services and facilities	45,817	44,834	89,898	91,988
Selling, general and administrative	43,666	36,976	84,345	72,614
Total operating expenses	89,483	81,810	174,243	164,602
Income (loss) from operations	(8,820)	687	(12,424)	2,074
Other income (expense):
Interest expense, net	(500)	(712)	(931)	(1,461)
Equity in earnings of unconsolidated affiliate	96	125	193	253
Other income, net	354	315	328	435
Total other expense, net	(50)	(272)	(410)	(773)
Income (loss) before income taxes	(8,870)	415	(12,834)	1,301
Income tax expense (benefit)	(37)	2,145	(2,866)	4,755
Net loss	$(8,833)	$(1,730)	$(9,968)	$(3,454)
Preferred stock dividends	1,295	1,295	2,618	2,618
Loss available for distribution	$(10,128)	$(3,025)	$(12,586)	$(6,072)

Loss per share:
Net loss per share - basic	$(0.40)	$(0.12)	$(0.50)	$(0.25)
Net loss per share - diluted	$(0.40)	$(0.12)	$(0.50)	$(0.25)
Weighted average number of shares outstanding:
Basic	25,057	24,666	25,032	24,645
Diluted	25,057	24,666	25,032	24,645

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31, 2018	Sept. 30, 2017
Assets	(In thousands)
Current assets:
Cash and cash equivalents	$82,245	$50,138
Restricted cash	13,081	14,822
Trading securities	—	40,020
Held-to-maturity investments	701	7,759
Receivables, net	12,284	15,197
Notes receivable, current portion	5,098	—
Prepaid expenses and other current assets	20,499	18,890
Total current assets	133,908	146,826
Property and equipment, net	109,163	106,664
Goodwill	9,005	9,005
Notes receivable, less current portion	33,702	—
Other assets	11,409	11,607
Total assets	$297,187	$274,102

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$44,300	$37,481
Deferred revenue	35,590	41,338
Accrued tool sets	2,774	2,764
Financing obligation, current portion	1,210	1,106
Income tax payable	—	490
Other current liabilities	3,418	3,210
Total current liabilities	87,292	86,389
Deferred tax liabilities, net	329	3,141
Deferred rent liability	6,587	6,887
Financing obligation	41,395	42,035
Other liabilities	10,096	9,874
Total liabilities	145,699	148,326

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.0001 par value, 100,000,000 shares authorized, 32,050,371 shares issued and 25,185,474 shares outstanding as of March 31, 2018 and 31,872,433 shares issued and 25,007,536 shares outstanding as of September 30, 2017	3	3
Preferred stock, $0.0001 par value, 10,000,000 shares authorized; 700,000 shares of Series A Convertible Preferred Stock issued and outstanding as of March 31, 2018 and September 30, 2017, liquidation preference of $100 per share	—	—
Paid-in capital - common	186,229	185,140
Paid-in capital - preferred	68,853	68,853
Treasury stock, at cost, 6,864,897 shares as of March 31, 2018 and September 30, 2017	(97,388)	(97,388)
Retained earnings (deficit)	(6,209)	(30,832)
Total shareholders’ equity	151,488	125,776
Total liabilities and shareholders’ equity	$297,187	$274,102

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended March 31,
	2018	2017
	(In thousands)
Cash flows from operating activities:
Net loss	$(9,968)	$(3,454)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,713	7,172
Amortization of assets subject to financing obligation	1,341	1,341
Bad debt expense	738	327
Stock-based compensation	1,100	1,435
Deferred income taxes	(2,812)	—
Equity in earnings of unconsolidated affiliates	(193)	(253)
Training equipment credits earned, net	2	(409)
Other gains, net	91	6
Changes in assets and liabilities:
Restricted cash	121	(11,102)
Receivables	3,552	2,748
Prepaid expenses and other assets	(2,117)	(426)
Notes receivable	(1,591)	—
Accounts payable and accrued expenses	4,539	(7,881)
Deferred revenue	(5,748)	(9,144)
Income tax payable/receivable	(1,866)	2,634
Accrued tool sets and other current liabilities	438	574
Deferred rent liability	(300)	(973)
Other liabilities	9	(229)
Net cash used in operating activities	(5,951)	(17,634)
Cash flows from investing activities:
Purchase of property and equipment	(7,613)	(3,929)
Proceeds from disposal of property and equipment	1	1
Proceeds received upon maturity of investments	7,043	1,642
Purchase of trading securities	(894)	—
Proceeds from sales of trading securities	40,902	—
Return of capital contribution from unconsolidated affiliate	165	241
Restricted cash: other	1,619	2,355
Net cash provided by (used in) investing activities	41,223	(9,361)
Cash flows from financing activities:
Payment of preferred stock cash dividend	(2,618)	(2,618)
Payment of financing obligation	(536)	(441)
Payment of payroll taxes on stock-based compensation through shares withheld	(11)	(7)
Net cash used in financing activities	(3,165)	(3,066)
Net increase (decrease) in cash and cash equivalents	32,107	(30,061)
Cash and cash equivalents, beginning of period	50,138	119,045
Cash and cash equivalents, end of period	$82,245	$88,984

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP FINANCIAL INFORMATION TO NON-GAAP FINANCIAL INFORMATION
(UNAUDITED)

Reconciliation of Net Loss to EBITDA

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
	(In thousands)
Net loss	$(8,833)	$(1,730)	$(9,968)	$(3,454)
Interest expense, net	500	712	931	1,461
Income tax expense (benefit)	(37)	2,145	(2,866)	4,755
Depreciation and amortization	4,355	4,522	8,731	9,161
EBITDA	$(4,015)	$5,649	$(3,172)	$11,923

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
SELECTED SUPPLEMENTAL INFORMATION
(UNAUDITED)

Selected Supplemental Financial Information

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
	(In thousands)
Salaries expense	$34,864	$34,928	$68,900	$70,724
Employee benefits and tax	8,322	7,264	15,701	14,768
Bonus expense	2,952	295	4,714	2,081
Stock-based compensation	791	937	1,150	1,485
Total compensation and related costs	$46,929	$43,424	$90,465	$89,058

Occupancy expense, net of subleases	$9,503	$9,379	$18,724	$18,842
Depreciation and amortization expense	$4,355	$4,522	$8,731	$9,161
Bad debt expense	$400	$78	$738	$327

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